UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. _____)

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

VIEW SYSTEMS, INC.

(Name of Registrant as Specified in Charter)

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View Systems, Inc.

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

Telephone: (410) 242-8439

INFORMATION STATEMENT

This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of common stock entitled to vote or give an authorization or consent in regard to the corporate actions that these corporate actions have been approved by a written consent of a majority of stockholders.

If you have any questions regarding this information statement please contact:

Stockholder Relations

View Systems, Inc.

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

THE TRANSACTION DISCUSSED IN THIS INFORMATION STATEMENT IS BEING PROVIDED FOR INFORMATIONAL PURPOSES ONLY.

THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

INTRODUCTION

We are writing to advise you that we intend to: (1) amend and restate the Amended Articles of Incorporation to increase the Authorized Common Stock from 100,000,000 shares to 950,000,000 shares, provide conversion rights of the Company’s Series A Preferred Stock into Common Stock at a ratio of 15:1; (2) appoint Michael Burton-Prateley and William Paul Price to the Board of the Company, and (3) ratify Gunther Than’s Employment Agreement.

THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED AT A MEETING OF THE BOARD OF DIRECTORS.

This Information Statement is being furnished on or about the date first set forth above (the “Mailing Date”) to holders of record as of the close of business on December 6, 2009 (the “Record Date”) of the common stock, $0.001 par value per share (the “Common Stock”), of View Systems, Inc., a Nevada corporation (the “Company” or “we”), in connection with the following (the “Actions”):

(1) amend and restate the Amended Articles of Incorporation to increase the Authorized Common Stock from 100,000,000 shares to 950,000,000 shares, provide conversion rights of the Company’s Series A Preferred Stock into Common Stock at a ratio of 15:1;

(2) appoint Michael Burton-Prateley and William Paul Price to the Board of the Company, and

(3) ratify Gunther Than’s Employment Agreement.

Action 1 will become effective on or after the 21 st day after a definitive Information Statement has been mailed to shareholders of record on December 6, 2009. Actions 2 and 3, as it pertains to the appointment of new directors and the ratification of Gunther Than’s employment agreement, are already effective.

The amendment of our Amended Articles of Incorporation is taken to increase the Authorized Common Stock from 100,000,000 to 950,000,000 shares, provide conversion rights for the Company’s Series A Preferred Stock.  A summary of proposed changes to our Articles of Incorporation is set forth below.  A copy of the proposed Amended and Restated Articles of Incorporation is attached as Exhibit “A".

We are announcing the appointment in 2009 of two new members of our Board of Directors.

We are announcing the ratification of Gunther Than’s Employment Agreement.

This Information Statement contains information required under Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to: (i) the authorization to amend our articles of incorporation; (ii) disclosure of the identities and backgrounds of directors appointed by the majority shareholders; and (iii) the ratification of Gunther Than’s employment agreement.

By Order of the Board of Directors

January 21, 2010	By:	/s/ Martin Maassen
Martin Maassen, Chairman

TABLE OF CONTENTS

SUMMARY

MAJORITY STOCKHOLDER CONSENT AND DELIVERY OF INFORMATION STATEMENT

ACTION ONE - AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

ACTION TWO - APPOINTMENT OF DIRECTORS AND OFFICERS

             - COMPENSATION INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

ACTION THREE - RATIFICATION OF EMPLOYMENT AGREEMENT

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY

EXHIBITS:

A.  AMENDED AND RESTATED ARTICLES OF INCORPORATION

B.  EMPLOYMENT AGREEMENT

SUMMARY

The following summary highlights selected information from this Information Statement regarding the Actions and the Company.  The Summary may not contain all of the information that may be important to you and we encourage you to read carefully this entire Information Statement, its exhibits, and the other documents referred to herein.  Capitalized terms not otherwise defined herein have the meanings assigned to them elsewhere in this Information Statement.

MAJORITY STOCKHOLDER CONSENT AND

DELIVERY OF INFORMATION STATEMENT

This Information Statement is first being mailed on or about January 21, 2010 to our stockholders of record on the Record Date to provide material information regarding the Actions.  Nevada Revised Statutes (“NRS”) Section 78.350 provides that the record date is the first date on which a valid, written consent is delivered in accordance with NRS 78.320.

On December 6, 2009, Dr. Michael Bagnoli, Dr. Martin Maassen, and Gunther Than, three of our directors, had voting control of 36,251,926 shares our Common Stock, representing, in the aggregate, approximately 52% of the outstanding shares of our Common Stock at the Record Date. These three individuals constitute the Majority Stockholders, and all three individual shareholders, have consented in writing to the Actions, and, acting in their capacities as directors, have caused the Board of Directors to unanimously approve the Actions.  Such approval and consent are sufficient under Section 78.320 of the Nevada Revised Statutes and our bylaws to approve the Actions.  Our Board does not intend to solicit any proxies or consents in connection with the Actions.  Accordingly, the Actions will not be submitted to our other stockholders for a vote, and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Actions and the Company in accordance with the requirements of Nevada law and Regulation 14C promulgated under the Exchange Act.

Regulation 14C promulgated by the SEC under Section 14(c) of the Exchange Act requires that we distribute to our stockholders of record on the Record Date this Information Statement with respect to the Actions authorized by consent of the Majority Shareholders.  Regulation 14C also provides for an effective date of the Actions of not earlier than the 20th day after the mailing of this Information Statement in the definitive form filed with the SEC (the “Effective Date”).

Only one Information Statement is being delivered to two or more stockholders who share an address unless we have received a contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of Information Statements or proxy statements, or annual reports, or if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at our executive offices at the address specified above.

The entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding this Information Statement.

Our offices are located at 1550 Caton Center Drive, Suite E, Baltimore, Maryland 21227, and our telephone number is (410) 242-8439.

Outstanding Shares and Voting Rights

As of December 3, 2009, our authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 69,442,369 shares were issued and outstanding.  Holders of Common Stock have equal rights to receive dividends when, as and if declared by our Board of Directors, out of funds legally available therefore.  Holders of Common Stock have one vote for each share held of record and do not have cumulative voting rights and are entitled, upon liquidation, to share ratably in the net assets available for distribution, subject to the rights, if any, of holders of any preferred stock then outstanding.  Shares of Common Stock are not redeemable and have no preemptive or similar rights.  All outstanding shares of Common Stock are fully paid and non-assessable.

Written Consent of Majority Shareholders

Drs. Martin Maassen and Michael Bagnoli are directors and Mr. Gunther Than is an officer and a director.  These three individuals constituted the entirety of our Board of Directors on the date of the Actions.

On December 3, 2009, Martin Maassen, Michael Bagnoli and Gunther Than beneficially owned approximately 52.2% of our outstanding voting common stock, which is in excess of the required majority of our outstanding common stock entitled to vote on the Actions, and have executed a written consent approving the three corporate actions.

Name	No. of Voting Common Shares	Percentage Ownership
Martin Maassen	11,210,624	16.1%
Michael Bagnoli	15,009,000	21.6%
Gunther Than	10,032,302†	14.4%
Total	36,251,926	52.2%

  †  Omits 89,647 shares of Series A Preferred which have voting power of 1,344,705 common shares.

The elimination of the need for a meeting of shareholders to approve these actions is made possible by NRS Section 78.320 and our bylaws which provide that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, if before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs involved in holding a physical special meeting, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our voting securities.

Our Principal Shareholders

The following table sets forth, as of December 6, 2009, information known to us relating to the beneficial ownership of these shares by:

a.   each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;

b.   each director known to hold common stock;

c.   each executive officer; and

d.   all executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of View Systems, Inc., 1550 Caton Center Drive, Suite E, Baltimore, Maryland 21227.

We believe that all persons named in the table have sole voting and investment power with respect to all shares of beneficially owned by them. Under securities laws, a person may be considered to be the beneficial owner of securities he owns and that can be acquired upon the exercise of options, warrants, convertible securities or other understandings.

	Common	Common
	Shares	Shares Issuable
	Beneficially	Upon Exercise
Name	Owned	of Warrants	Total	%
Directors and Executive Officers
Martin Maassen	11,210,624	-	11,210,624	14.1
Michael Bagnoli	15,009,000	-	15,009,000	18.9
Gunther Than	10,032,302	-	10,032,302	12.6
Michael Burton-Prateley	5,000,000	-	5,000,000	6.3
William Paul Price	6,006,501	-	6,006,501	7.6

All Directors and Executive Officers as a Group (5 persons)	47,258,427	-	47,258,427	59.5

The above table reflects share ownership as of the most recent date and includes 10,000,000 shares issued on December 6, 2009 to newly appointed officers and directors Messrs. Burton-Prately and Price as officer compensation, which increased the issued and outstanding common stock to 79,442,369 shares. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders.

Delivery of Information Statement

This Information Statement is first being mailed on or about January 21, 2010 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with NRS Section 78.320, our bylaws, and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter's rights are afforded to our shareholders under Nevada law as a result of the Actions.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION 1:

AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

Increase Authorized Common Shares and Convertibility of Series A Preferred Stock to Common Stock at a Ratio of 15:1

We are amending and restating our Amended Articles of Incorporation.  A copy of our proposed Amended and Restated Articles of Incorporation are attached to this Schedule 14C as Exhibit “A.”

The Company anticipates that the Amended and Restated Articles of Incorporation will become effective upon the expiration of twenty (20) calendar days after the date of the Company’s mailing of this Information Statement to its stockholders.  Upon the effective date of the Amended and Restated Articles of Incorporation, and prior to the Issuance, the Company expects to have approximately 950,000,000 shares of Common Stock authorized and available for future issuance. The additional shares of Common Stock to be authorized for issuance upon the adoption of the Amended and Restated Articles of Incorporation would possess rights identical to currently authorized Common Stock.

In general, we are increasing our Authorized Stock from 100,000,000 shares to 950,000,000 shares.  We are also authorizing conversion rights to the Company’s Series A Preferred Stock into Common Stock at a ratio of 15:1.  IN addition to certain technical corrections, we are also renumbering our Articles.  A summary of the forthcoming significant amendments to the Amended Articles of Incorporation is as follows:

Change of the Designation of Series A Preferred Stock to Series A Convertible Preferred Stock.

Article II of the Amended Articles of Incorporation is amended by changing:

•

The number of shares of Authorized Common Stock to 950,000,000.

•

Section 4, entitled, “Series A Convertible Preferred Stock”, by changing the title of this section to reflect the forthcoming convertible nature of the Series A Preferred Stock (the "Series A Convertible Preferred Stock").

Article II of the Amended Articles of Incorporation is amended by adding:

•

Section 3, which provides general authority for the issuance of preferred stock.

•

Section 4.D.1., entitled, “Optional Conversion,” which states that the each holder of shares of Series A Convertible Preferred Stock shall have the right, at the holder’s option, to convert all or any portion of such Series A Convertible Preferred Stock into shares of Common Stock.

•

Section 4.D.1.i., entitled, “Conversion Ratio,” which states each share of Series A Convertible Preferred Stock shall be convertible into 15 fully paid and non-assessable shares of Common Stock.

•

Section 4.D.1.ii., entitled, “Mechanics of Optional Conversion,” which states:

o

The holders of any shares of Series A Convertible Preferred Stock may exercise their conversion rights by surrendering to the Corporation or any transfer agent of the Corporation the certificates for the shares to be converted, accompanied by written notice that the shareholder elects to convert all or a specified portion of the shares represented;

o

The Stock Conversion Date is the date on which the notice of election to convert is delivered;

o

As promptly as practicable after receiving the notice of election to convert, the Corporation shall issue and deliver to such holders a certificate or certificates for the number of full shares of Common Stock to which such holders are entitled;

o

The person in whose name the certificate or certificates of Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date.

•

Section 4.D.1.iii., entitled, “Fractional Shares,” which states that no fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock to Common Stock.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion, the number of full shares of Common Stock shall be rounded down to the closest whole number of shares.

•

Section 4.D.2., entitled, “Required Conversion,” which states

o

The Corporation may, at its option, cause all of the then outstanding shares of Series A Convertible Preferred Stock to be converted into Common Stock on the terms set forth in Section 4.D.1. of the Amended and Restated Articles of Incorporation;

o

as long as the conversion is prior to the Corporation transferring all or substantially all of its assets or merging with or into another entity;

o

to do so, the Corporation must deliver notice of such conversion to the holders of Series A Convertible Preferred Stock;

o

upon delivery to the Corporation of certificates representing such shares of Series A Convertible Preferred Stock;

o

the Corporation shall request that each holder of Series A Convertible Preferred Stock deliver the stock certificates representing such Series A Convertible Preferred Stock in exchange for a stock certificate representing the Common Stock receivable upon conversion of the Series A Convertible Preferred Stock, but if the stock certificate representing the Series A Convertible Preferred Stock is not returned to the Corporation, it shall thereafter represent only the Common Stock into which the Series A Convertible Preferred Stock converted.

•

Section 5, which grants general authority to create and issue rights, warrants or options.

•

Section 6, which authorizes the Board of Directors to determine the adequacy of the consideration given for the issuance of capital stock, stock rights, or options, provides that the Board of Directors’ judgment in this regard shall be conclusive, in the absence of fraud, and provides that the Articles shall not be amended in this particular.

Increase Authorized Common Shares

Each of the newly authorized shares of Common Stock will have the same rights and privileges as currently authorized Common Stock. The new shares, like the currently authorized shares, will not have preemptive rights. The Amendment will not change the par value of the Common Stock.

The Company's Board of Directors and majority shareholders approved an increase in the number of authorized shares of outstanding Common Stock from 100,000,000 shares of Common Stock, $.001 par value, to 950,000,000 shares of Common Stock, $.001 par value.  As of the Record Date, the Company had outstanding 69,442,369 shares of Common Stock.  The proposal is to increase the authorized number of shares of Common Stock from 100,000,000 shares to 950,000,000 shares, $.001 par value. The purpose of this amendment is to be able to have sufficient authorized, but unissued, Common Stock for future financing purposes. We have no commitments to raise any additional financing.

Prior to the Record Date, the Company had authorized 10,000,000 shares of Series A Preferred Stock, of which 89,647 Series A Shares are outstanding.  Each share of Series A Preferred Stock had voting rights equal to fifteen (15) shares of Common Stock, a ratio of 15:1, which in the aggregate amounted to voting rights of 150,000,000 Common Shares, which exceeded the authorized amount of Common Shares and rights to vote Common Shares by 50,000,000.

While the proposed change to the Series A Preferred Stock will not affect the total number of shares of authorized Series A Preferred stock, the change will enable all of the Series A Preferred Stock to be converted into an aggregate of 150,000,000 shares of Common Stock, at a Conversion Ratio of 15:1.  The conversion ratio is not subject to change.  The proposal will also allow the Series A Preferred Stock to be re-issuable; whereas previously any Series A Preferred Shares that were cancelled could not be reissued.

The proposal to have an additional 850,000,000 shares of Common Stock authorized may be utilized for public and private issuances of Common Stock or other securities convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions which may arise in the future. The Company presently does not have any specific plans to use any portion of its shares in connection with any acquisitions, corporate transactions or business combinations, although it is likely it will attempt to use such increase in authorized common shares to seek to raise additional financing necessary to survive as a going concern, the success of which cannot be assured.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending on the exact nature and circumstances of any actual issuances of authorized but unissued and unreserved shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company is not aware of any efforts to accumulate the Company’s securities and to obtain control of the Company and has no present intention or agreement requiring the issuance of any additional shares of Common Stock other than as described herein. The Company has no present intention of soliciting a stockholder vote on any proposal, or series of proposals, to deter takeovers. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, a future increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Board, within the limitations and restrictions contained in the Amended Articles of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue Common Stock from time to time. This proposal does not affect any rights, privileges, powers or preferences of any of the Company’s common stockholders.

No dissenting stockholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

ACTION 2:

APPOINTMENT OF DIRECTORS

Appointment of Directors

Effective December 6, 2009, the majority shareholders appointed Michael Burton-Prateley and William Paul Price to the Company’s Board of Directors and made both of them officers.  Each appointee will remain a director until his successor is elected and qualified or until his earlier resignation or removal from office. Neither of the newly appointed directors is independent.

As compensation for their appointments as officers of the Company, Messrs. Michael Burton-Prateley and William Paul Price, each received 5,000,000 shares of Common Stock.  Mr. Burton-Prateley was appointed as the Chief Financial Officer of the Company.  Mr. Price was appointed as Vice President for View System’s Video Solutions business.

Directors and Executive Officers

The following table includes the names, positions held, and ages of our current executive officers and directors:

NAME	AGE	POSITION	DIRECTOR SINCE
Gunther Than	61	Chief Executive Officer, Treasurer and Director	1998

Michael L. Bagnoli	53	Corp. Secretary and Director	1999

Martin Maassen	66	Chairman of the Board and Director	1999

Michael Burton-Prateley	47	Director and Chief Financial Officer	2009

William Paul Price	61	Director and Vice President of Network Services	2009

Gunther Than, Director, Treasurer and Chief Executive Officer. Gunther Than was appointed Treasurer in July 2003 and has served as our Chief Executive Officer since September 1998.  He served as our President from September 1998 to May 2003 and had served intermittently as Chairman of the Board from September 1998 to September 2003.  Mr. Than was the founder, President and CEO of Real View Systems, Inc., a company that developed compression technology and computer equipment.  Real View Systems was acquired by View Systems in 1998.  Mr. Than is the founder, President and CEO of View Technologies, Inc., a software development company, and he continues in those positions.  Mr. Than is a graduate of the University of Wisconsin, with a dual Bachelors degree in engineering physics and applied mathematics.

Michael L. Bagnoli, Secretary and Director. Mr. Bagnoli became a Director in May 1999 and was appointed Secretary in June 2004.  He holds degrees as a medical doctor and a dental specialist.  Since 1988 he has practiced dentistry in the specialty area of oral and masiofacial surgery for a physician group in Lafayette, Indiana.  In his practice he introduced arthroscopy surgery along with the full scope of arthroplastic and total joint reconstruction. Mr. Bagnoli was founder, CEO and president of a successful medical products company, Biotek, Inc., which was sold in 1994.

Martin Maassen, Director. Mr.  Maassen became a Director in May 1999, he formerly served as our Chairman of the Board from April 2000 to September 2002.  From September 1995 to the present he is a staff physician at Lafayette Emergency Care, P.C. located in Lafayette, Indiana.  He is board-certified in internal medicine and emergency medicine and has served as a staff physician in the emergency departments of Jackson County, Deaconess, Union and St. Elizabeth hospitals located in Indiana.  In addition to practicing medicine, he maintains an expertise in computer technologies and their medical applications.

Michael Burton-Prateley, Director and Chief Financial Officer.  Mr. Burton-Prateley became a Director in December 2009.  From September 2002 to December 2008, Mr. Burton-Prateley served as President of Ellingham Associates.  Ellingham Associates sourced and executed international business development mandates for US and UK companies.  From January 2000 to August 2002, Mr. Burton-Prateley was the Finance Director of MMI.  His duties entailed establishing the company, raising the equity capital, and implementing accounting and finance systems.  In December 1999, Mr. Burton-Prateley established a unit within the corporate finance division of Levy Gee to advise UK companies on mergers, acquisitions, joint ventures and strategic financing.  From August 1998 to August 2002, Mr. Burton-Prateley served as a director of St. George Asset Management.  As a director, Mr. Burton-Prateley established the company and advised its founder on international business development.

William Paul Price, Director and Vice President of Network Services.  Mr. Price became a Director on December 6, 2009.  From April 1982 to February 2009, Mr. Price owned and served as the President of Electra-Tech, Inc.  Electra-Tech, Inc. sold products on behalf of manufacturers of fiber optic cables, connectivity products, ethernet switches, media converters and other electronic equipment.  Electra-Tech, Inc. operated in the Maryland, District of Columbia, and Virginia area.  Mr. Price also formed FiberXpress, Inc. in October 2000, operated it through its acquisition by View Systems, Inc. in September 2009, and continues to operate FiberXpress, Inc. as a subsidiary of View Systems, Inc.  FiberXpress, Inc. is an internet-based business that sells fiber and copper connectivity equipment.

There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

Involvement in Certain Legal Proceedings

None of our directors, executive officers or control persons has been involved in any of the legal proceedings required to be disclosed in Item 401 of Regulation S-K, during the past five years.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such forms received and written representations from reporting persons required to file reports under Section 16(a), all of the Section 16(a) filing requirements applicable to such persons, with respect to fiscal 2009, appear not to have been complied with to the best of our knowledge. Forms 4 were filed late for directors Drs. Martin Maassen and Michael Bagnoli.  Forms 3 were filed late for Messrs. William Paul Price and Michael Burton-Prateley.

Nominating Committee

We have not yet established a nominating committee. Our board of directors, sitting as a board, performs the role of a nominating committee. We are not currently subject to any law, rule or regulation requiring that we establish a nominating committee.

Corporate Governance Matters

Audit Committee. The board of directors has established an audit committee, and the functions of the audit committee are currently performed by our Corporate Secretary, with assistance by expert independent accounting personnel and oversight by the entire board of directors. We are not currently subject to any law, rule or regulation requiring that we establish or maintain an audit committee.

Board of Directors Independence. Our board of directors currently consists of five members. We are not currently subject to any law, rule or regulation requiring that all or any portion of our board of directors include "independent" directors.

Audit Committee Financial Expert. Our board of directors has determined that we have one audit committee financial expert serving on our audit committee within the meaning of Item 407(d)(5) of Regulation S-K. In general, an "audit committee financial expert" is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company's financial statements, (d) understands internal controls over financial reporting and (e) understands audit committee functions.

Ms. Susan Mrzlack serves on our audit committee and is a certified public accountant.  We believe Ms. Mrzlack is independent because she is not an officer, director, or employee if the Company, nor is she employed by our outside accountants or principal accounting firm, nor is she compensated for her services through payment of Company securities.

Transactions with Related Persons

In order for the Company to meet its financial obligations, the Company’s President, Gunther Than, loans the Company funds on occasion and is repaid when funds are available.  During 2006 and 2005 Mr. Than advanced to the Company a total of $0 and $64,000, respectively.  The Company did not repay these advances during 2006 or 2005 so the balance due to Mr. Than remains at $64,000.

A shareholder advanced cash on August 9, 2006 to the Company to help with short-term working capital needs in the aggregate amount of $50,000 and was paid monthly interest payments of $2,500 until February 28, 2007, at which point payments were halted after conversations with the lending shareholder.

A shareholder made an unsecured loan in the principal amount of $100,000 which was due in full on November 1, 2007 with interest at 15%.  The note is convertible into shares of common stock at the option of lender at the rate of $0.075 per share of common stock. If converted in full, this amounts to 16,667 shares. At the present time, the shareholder has requested payment of $137,150.68 in cash.

In October 2007, a shareholder made an unsecured loan of $116,000 with interest at 12% per year.  The amount currently outstanding is $136,880.

Between May and September 2009, Michael Burton-Prateley loaned the Company a total of $50,500 and this amount is currently outstanding.  Mr. Burton-Prately also received a total of 3,500,000 shares of Company common stock in May 2009 as partial payment for consulting services rendered to the Company between 2006 to approximately January 2009.  The shares were sold prior to Mr. Burton-Prately’s December 2009 appointment as an officer of the Company.

William Paul Price received 500,000 shares of Company common stock in September 2009 as non-officer salary and also received 1,000,000 shares of Company common stock in exchange for his interest in FiberXpress, a company acquired by View Systems, Inc. in September 2009.  Mr. Price sold 493,498 shares prior to his December 2009 appointment as an officer of the Company.

Review, Approval or Ratification of Transactions with Related Persons

As a smaller reporting company, we are not required to report this information.

Code of Ethics

We have not adopted a code of ethics for our executive officers, directors and employees. However, our management intends to promote honest and ethical conduct, full and fair disclosure in our reports to the SEC, and compliance with applicable governmental laws and regulations.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee

We do not have a Compensation Committee. The members of our board of directors, as of December 6, 2009, were Martin Maassen, Michael Bagnoli, Gunther Than, Michael Burton-Prateley and William Paul Price.  We are not currently subject to any law, rule or regulation requiring that we establish a compensation committee.

Compensation Committee Interlocks and Insider Participation

All 2009 compensation of officer discussions occurred between Messrs. Maassen, Bagnoli, and Than.  Discussion of officer compensation matters did not occur between Messrs. Maassen, Bagnoli, and Than and the newly appointed directors.

Compensation Committee Report

Our board of directors has not reviewed or discussed with Management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.

2009 Director and Officer Compensation

The Company paid compensation to the following directors and executive officers in the following amounts during fiscal year 2009:

Name	Salary	Position
Gunther Than†	$0	As Director
	$120,000	As Chief Executive Officer and Treasurer

Martin Maassen	$0	As Chairman of the Board, Director

Michael Bagnoli	$0	As Director
	$0	As Secretary

Michael Burton-Prateley	$0	As Director
	$0‡	As Chief Financial Officer

William Paul Price	$0	As Director
	$0‡	As Vice President for Network Services

†   Mr. Than also receives the use of a Company car and fuel expense while on Company business.

‡   Messrs. Burton-Prately and Price each received 5,000,000 shares of Company common stock upon their December 2009 appointments as officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)±	Option Awards ($)	Nonequity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)
Gunther Than†	2009	$120,000		$256,250					$476,250
(Chief Executive Officer	2008	120,000		12,000					132,000
President and Director)	2007	120,000		24,000					144,000
Michael Bagnoli	2009	0							0
(Secretary and Director)	2008	0							0
	2007	0							0
Martin Maassen	2009	0							0
(Chairman of the Board, Director)	2008	0							0
	2007	0							0
Michael Burton-Prateley	2009	0		100,000					100,000
(Chief Financial Officer and Director)
William Paul Price	2009	0		100,000					100,000
(Vice President for View System
Video Solutions and Director)

†   Mr. Than also receives the use of a Company car and fuel expense while on Company business.

±   Valued at 50% of market value.

Payroll is accrued payable to Mr. Than at the rate of $10,000 per month.  Therefore his annual rate of pay is $120,000.  In addition, during the quarters ended March 31, 2009 and December 31, 2009, Mr. Than was issued 5,000,000 shares of restricted common stock as compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Mr. Than is the only officer with whom the Company has a written employment agreement.  Mr. Than’s current employment agreement was ratified as of December 1, 2009.   See “ACTION 3:  RATIFICATION OF EMPLOYMENT AGREEMENT” below for additional details.

Outstanding Equity Awards

No officer of the Company had any outstanding equity awards granted as of December 31, 2009.

Issuance of Common Stock

The Company has authorized and will issue 5,000,0000 shares of Common Stock, par value $0.001 per share, to Gunther Than as payment for deferred compensation and bonus for 2009 under the terms of his Executive Employment Agreement with the Company.  The Company has also authorized and will issue 5,000,000 shares of Common Stock, par value $0.001 per share, to Martin Maassen as inducement to continue to fund the working capital needs of the Company.  The Company has authorized and will issue 5,000,0000 shares of Common Stock, par value $0.001 per share, each to Michael Burton-Prateley and William Paul Price as bonus compensation upon their appointment to the board of directors.

Indemnification of Directors and Officers

Article VI of our Articles of Incorporation, as amended and restated, provides for mandatory indemnification of our officers and directors, except where such person has been adjudicated liable by reason of his negligence or willful misconduct toward the Corporation or such other Corporation in the performance of his duties as such officer or director.  The full text of Article VI is set forth below in Exhibit A, “Amended and Restated Articles of Incorporation of View Systems, Inc.”

Article V of our bylaws provides for indemnification of our officers and directors. Our bylaws provide as follows in pertinent part:

5.1  Indemnification of Directors.  Unless otherwise provided in the articles of incorporation, the corporation shall indemnify any individual made a party to a proceeding because the individual is or was a director of the corporation, against liability incurred in the proceeding, but only if such indemnification is both (i) determined permissible and (ii) authorized, as such are defined in subsection (a) of this Section 5.1.

5.1.1  Determination of Authorization.  The corporation shall not indemnify a director under this Section unless:

(a)  a determination has been made in accordance with the procedures set forth in the Statutes that the director met the standard of conduct set forth in subsection (b) below, and

(b)  payment has been authorized in accordance with the procedures set forth in the Statutes based on a conclusion that the expenses are reasonable, the corporation has the financial ability to make the payment, and the financial resources of the corporation should be devoted to this use rather than some other use by the corporation.

5.1.2  Standard of Conduct.  The individual shall demonstrate that:

(a)  he or she conducted himself in good faith; and

(b)  he or she reasonably believed:

(i)  in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests;

(ii)  in all other cases, that his conduct was at least not opposed to its best interests; and

(iii)  in the case of any criminal proceeding, he or she had no reasonable cause to believe his conduct was unlawful.

5.1.3  Indemnification in Derivative Actions Limited.

Indemnification permitted under this Section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

5.1.4  Limitation on Indemnification.  The corporation shall not indemnify a director under this Section of Article 5:

(a)  in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)  in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by the director.

5.2  Advance of Expenses for Directors.  If a determination is made following the procedures of the Statutes, that the director has met the following requirements, and if an authorization of payment is made following the procedures and standards set forth in the Statutes, then unless otherwise provided in the articles of incorporation, the corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

(a)  the director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in this section;

(b)  the director furnishes the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct;

(c)  a determination is made that the facts then known to those making the determination would not preclude indemnification under this Section or the Statutes.

5.3  Indemnification of Officers, Agents and Employees Who Are Not Directors.  Unless otherwise provided in the articles of incorporation, the board of directors may indemnify and advance expenses to any officer, employee, or agent of the corporation, who is not a director of the corporation, to the same extent as to a director, or to any greater extent consistent with public policy, as determined by the general or specific actions of the board of directors.

5.4  Insurance.  By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the corporation, against any liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have the power to indemnify such person under the applicable provisions of the Statutes.

ACTION 3:

RATIFICATION OF EMPLOYMENT AGREEMENT

On December 1, 2009, the Company entered into an employment agreement with Gunther Than, our Director, Treasurer and Chief Executive Officer.  This agreement supersedes Mr. Than’s prior written employment agreement dated January 1, 2003.  The following is a summary of the pertinent parts of the Employment Agreement:

•

The Company will pay Mr. Than a base salary of $10,000.00 per month, subject to increase, but not decrease (unless the parties mutually agree), as determined by the Company’s Board of Directors or by a committee of the Company’s Board of Directors.

•

Mr. Than shall also be entitled to an incentive bonus, to be determined by the Board of Directors, as well as Options to purchase the Company’s Common Stock.

•

Mr. Than shall also be entitled to per annum payment of at least 600,000 shares of Common Stock in exchange for the non-compete provision included in the Employment Agreement.

•

In the event of the involuntary termination of Mr. Than’s service with us, without cause, the Agreement provides that Mr. Than shall be paid a salary and bonus equivalent to his salary and bonus of the year prior to his termination, for a period of three years.

•

Either party may terminate the Agreement upon at least ninety (90) days notice.  In the event Mr. Than elects to terminate the Agreement, the Company, at its discretion may relieve him of all duties and immediately terminate the Agreement, provided however, that the Company shall pay Executive the compensation he has earned until the termination date included in Mr. Than’s original termination notice.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, DC 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEW SYSTEMS, INC.

By: /s/ Gunther Than

Gunther Than

Chief Executive Officer

(Principal executive officer)

EXHIBITS

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

VIEW SYSTEMS, INC.

ARTICLE I:  NAME OF CORPORATION

The name of the Corporation is View Systems, Inc.

ARTICLE II: CAPITAL STOCK

SECTION 1.

Authorized Stock.  This Corporation is authorized to issue the following shares of capital stock:

(a)

Common Stock.  The aggregate number of shares of Common Stock that the corporation shall have authority to issue is 950,000,000 shares with a par value of $.001 per share.

(b)

Preferred Stock.  The aggregate number of shares of Preferred Stock that the Corporation shall have authority to issue is 10,000,000 shares with a par value of $.01 per share.

SECTION 2.

Description of Common Stock.  Common stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered, shall be deemed the full paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Shares of Common Stock are not redeemable, do not have any conversion or preemptive rights, and are not subject to further calls or assessments by the Corporation once fully paid and shall not be subject to assessment to pay the debts of the Corporation.  Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders and may not cumulate their votes for the election of directors.

Holders of Common Stock will be entitled to share pro rata in such dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available therefore, subject to any prior rights accruing to any holders of preferred stock of the Corporation.  Upon liquidation or dissolution of, or any distribution of the assets of, the Corporation, holders of shares of Common Stock will be entitled to share proportionally in all assets available for distribution to such holders.

SECTION 3.

Description of Preferred Stock.

Shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

(a)

The designation of such series.

(b)

The number of shares initially constituting such series.

(c)

The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed.

(d)

The rate or rates, and the conditions upon and the times at which dividends on the shares of such series shall be paid, the preference of relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

(e)

Whether or not the shares of such series shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

(f)

The rights which the holders of the shares of such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event.

(g)

Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of the Preferred Stock and the right to have more than one vote per share.

(h)

Whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series, and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof.

(i)

Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price.

(j)

Any other relative rights, preferences and limitations.

SECTION 4.

Series A Convertible Preferred Stock.

A.

Designation.  The series of preferred stock shall be designated as Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock").

B.

Number.   The number of shares constituting the Series A Convertible Preferred Stock shall be 10,000,000.

C.

Liquidation Rights.  The holders of the Series A Convertible Preferred Stock shall have liquidation rights as follows (the "Liquidation Rights"):

1.

In the event of any liquidation, dissolution or winding up of the Corporation, holders of shares of Series A Convertible Preferred Stock are entitled to receive, out of legally available assets, a liquidation preference of $.01 per share, plus an amount equal to any accrued and unpaid dividends to the payment date, and no more, before any payment or distribution is made to the holders of Common Stock or any series or class of the Corporation's stock hereafter issued that ranks junior as to liquidation rights to the Series A Convertible Preferred Stock.  But the holders of Series A Convertible Preferred Stock will not be entitled to receive the liquidation preference of such shares until the liquidation preferences of any series or class of the Corporation's stock hereafter issued that ranks senior as to liquidation rights to the Series A Convertible Preferred Stock ("senior liquidation stock") has been paid in full.  The holders of Series A Convertible Preferred Stock and all other series or classes of the Corporation's stock hereafter issued that rank on a parity as to liquidation rights with the Series A Convertible Preferred Stock are entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution (after payment of the liquidation preference of the senior liquidation stock) which is not sufficient to pay in full the aggregate of the amounts payable thereon.  After payment in full of the liquidation preference of the shares of Series A Convertible Preferred Stock, the holders of such shares will not be entitled to any further participation in any distribution of assets by the Corporation.

2.

Neither a consolidation, merger or other business combination of the Corporation with or into another corporation or other entity nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

D.

Conversion.

1.

Optional Conversion. Subject to and upon compliance with the provisions of this subsection D, each holder of shares of Series A Convertible Preferred Stock shall have the right at such holder’s option, at any time, prior to the close of business on the tenth day prior to the date fixed for redemption of such shares pursuant to subsection H hereof, to convert all or any portion of such holder’s shares of Series A Convertible Preferred Stock into fully paid and non-assessable shares of Common Stock.

(i)

Conversion Ratio. Each share of Series A Convertible Preferred Stock shall be convertible into 15 fully paid and non-assessable shares of Common Stock (the “ Conversion Rate”).

(ii)

Mechanics of Optional Conversion. The holder of any shares of Series A Convertible Preferred Stock may exercise the conversion right specified in this subsection D.1. by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice stating that the holder elects to convert all or a specified portion of the shares represented thereby. Conversion shall be deemed to have been effected on the date when notice of an election to convert and certificates for the shares to be converted are delivered (the “ Stock Conversion Date”). As promptly as practicable thereafter the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled.  The person in whose name the certificate or certificates of Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Stock Conversion Date.

(iii)

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Convertible Preferred Stock.  Instead of any fractional shares of Common Stock, which would otherwise be issuable upon conversion of any shares of Series A Convertible Preferred Stock, the number of full shares of Common Stock issuable upon conversion thereof shall be rounded down to the closest whole number of shares.

2.

Required Conversion. At any time immediately prior to the Corporation transferring all or substantially all of its assets or merging with or into another entity, the Corporation may, at its option, cause all of the then outstanding shares of Series A Convertible Preferred Stock to convert into Common Stock on the terms set forth in subsection D.1 hereof by delivering notice of such conversion to the holders of Series A Convertible Preferred Stock upon delivery to the Corporation of certificates representing such shares of Series A Convertible Preferred Stock.  The Corporation shall request that each holder of Series A

Convertible Preferred Stock deliver the stock certificates representing such Series A Convertible Preferred Stock in exchange for a stock certificate representing the Common Stock receivable upon conversion of the Series A Convertible Preferred Stock, but if the stock certificate representing the Series A Convertible Preferred Stock is not returned to the Corporation, it shall thereafter represent only the Common Stock into which the Series A Convertible Preferred Stock converted.

E.

Corporate Change.  In the event of a merger, reorganization, recapitalization or similar event of, or with respect to, the Corporation (a "Corporate Change") (other than a Corporate Change in which the Corporation is the surviving entity or in which all of substantially all of the consideration received by the holders of the Corporation's capital stock upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), this Series A Convertible Preferred Stock shall be assumed by the acquiring entity.

F.

Voting Rights.  The Holders of the Series A Convertible Preferred Stock shall have 15 votes for every share of Series A Convertible Preferred Stock held and shall be entitled to vote on any and all matters brought to a vote of shareholders of Common Stock.  Holders of Series A Convertible Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's Bylaws and applicable statutes.

G.

Protective Provisions.  So long as shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by voting or written consent, as provided by Nevada law) of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock:

1.

alter or change the rights, preferences or privileges of the shares of Series A Convertible Preferred Stock so as to affect adversely the Series A Convertible Preferred Stock;

2.

create any new class or series of stock having a preference over the Series A Convertible Preferred Stock with respect to Distributions (as defined in Paragraph A above); or

3.

do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series A Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

H.

Redemption of Stock.

1.

Redemption Price.  For each share of Series A Convertible Preferred Stock which is to be redeemed, the Corporation will be obligated on the Redemption Date (as defined below) to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office or to the Corporation's transfer agent of the certificates representing such shares of Series A Convertible Preferred Stock) an amount in immediately available funds equal to the Liquidation Value plus all accrued dividends as of the Redemption Date.

2.

Notice of Redemption.  The Corporation will mail written notice of each redemption of Series A Convertible Preferred Stock to each record holder of Series A Convertible Preferred Stock not more than sixty (60) nor less than thirty (30) days prior to the date on which such redemption is to be made.  The date specified in such notice for redemption is herein referred to as the "Redemption Date."

3.

Termination of Rights.  On the Redemption Date all rights pertaining to the Series A Convertible Preferred Stock, including, but not limited to any right of conversion, will cease, and such Series A Convertible Preferred Stock will not be deemed to be outstanding.  All certificates representing the Series A Convertible Preferred Stock subject to redemption will represent only the right to receive payment in accordance with the provisions of this Paragraph H.

4.

Redeemed or Otherwise Acquired Shares.  Any shares of Series A Convertible Preferred Stock which are redeemed or otherwise acquired by the Corporation shall not be canceled, may be reissued as Series A Convertible Preferred Stock or such other series as the Board of Directors may determine, and, unless a determination by the Board of Directors has been made as to said shares’ status, shall be returned to the status of authorized and unissued shares of Preferred Stock without designation as to series.

I.

Preference Rights.  Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one or more series of preferred stock with such preferences as may be determined by the Board of Directors, in its discretion.

J.

Amendments.  Subject to Paragraph G above, the designation, number of, and voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A Convertible Preferred Stock may be amended by a resolution of the Board of Directors.

SECTION 5.

Stock Rights and Options.  The Corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes or series, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights.

SECTION 6

Adequacy of Consideration.  The capital stock, stock rights, or options shall be issued for such consideration as shall be fixed from time to time by the Board of Directors.  In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of capital stock, stock rights, or options and the sufficiency thereof shall be conclusive. When capital stock, stock rights, or options are issued upon payment of the consideration fixed by the Board of Directors, such securities shall be deemed fully paid and shall be non-assessable.  The Articles shall not be amended in this particular.

ARTICLE III: REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation is and the name of its registered agent at such address is American Corporate Enterprises, Inc., 123 West Nye Lane, Suite 129, Carson City, Nevada 89706.

ARTICLE IV: INCORPORATOR

The name and address of the incorporator is:

View Systems, Inc.

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227.

ARTICLE V:  DIRECTORS

The members of the governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the Corporation, provided that the number of directors shall not be reduced to less than one (1).

NAME AND ADDRESS:

Gunther Than

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

Michael Bagnoli

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

Martin Massen

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

Michael Burton-Prateley

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

William Paul Price

1550 Caton Center Drive, Suite E

Baltimore, Maryland 21227

ARTICLE VI:  GENERAL

1.

The Board of Directors shall have the power and authority to make and alter, or amend, the bylaws, to fix the amount in cash or otherwise, to be reserved as working capital, and to authorize and cause to be executed the mortgages and liens upon the property and franchises of the Corporation.

2.

The Board of Directors shall, from time to time, determine whether, and to what extent, and at which times and places, and under what conditions and regulations, the accounts and books of this Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have the right to inspect any account, book or document of this Corporation except as conferred by the Statutes of Nevada, or authorized by the directors or any resolution of the stockholders.

3.

The stockholders and directors shall have the power to hold their meetings, and keep the books, documents and papers of the Corporation outside of the State of Nevada, and at such place as may from time to time be designated by the bylaws or by resolution of the board of directors or stockholders, except as otherwise required by the laws of the State of Nevada.

4.

The Corporation shall indemnify each present and future officer and director of the Corporation and each person who serves or served at the request of the Corporation as an officer or director of the Corporation, whether or not such person is also an officer or director of the Corporation, against all costs, expenses and liabilities, including the amounts of judgments, amounts paid in compromise settlements, and amounts paid for services of counsel and other related expenses, which may be incurred by or imposed on him in connection with any claim, action, suit, proceeding, investigation or inquiry hereafter made, instituted or threatened in which he may be involved as a party or otherwise by reason of any past or future action taken or authorized and approved by him, or any omission to act as such officer or director, at the time of the incurring or imposition of such costs, expenses, or liabilities, except such costs, expenses or liabilities as shall relate to matters as to which he shall in such action, suit or proceeding, be finally adjudged to be liable by reason of his negligence or willful misconduct toward the Corporation or such other Corporation in the performance of his duties as such officer or director.  As to whether or not a director or officer was liable by reason of his negligence or willful misconduct toward the Corporation or such other Corporation in the performance of his duties as such officer or director, in the absence of such final adjudication of the existence of such liability, the board of directors and each officer and director may conclusively rely upon an opinion of legal counsel selected by or in the manner designed by the Board of Directors.  The foregoing right of indemnification shall not be exclusive of other rights to which any such officer or director may be entitled as a matter of law or otherwise, and shall inure to the benefit of the heirs, executors, administrators and assigns of each officer or director.

EXHIBIT B

GUNTHER THAN EMPLOYMENT AGREEMENT

EXECUTIVE EMPLOYMENT AGREEMENT

Executive Employment Agreement ("Agreement") is made and effective this 1st day of December, 2009 by and between View Systems, Inc., a Nevada corporation whose principal place of business is 1550 Caton Center Drive, Baltimore, MD 21227 (the "Company") and Gunther Than ("Executive").

WHEREAS, the Company wishes to assure itself of the benefit of Executive's services, experience and loyalty, and Executive has indicated his willingness to provide his services, experience and loyalty on the terms and conditions set forth herein:

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.

Employment.

Subject to approval of its board of directors, Company hereby employs Executive as its President and Chief Executive Officer and Executive hereby accepts such employment in accordance with the terms of this Agreement.  In the event of any conflict or ambiguity between the terms of this Agreement and terms of employment applicable to regular employees, the terms of this Agreement shall control.  Election or appointment of Executive to another office or position, regardless of whether such office or position is inferior to Executive's initial office or position, shall not be a breach of this Agreement.

2.

Duties of Executive.

The duties of Executive shall include the performance of all of the duties typical of the office held by Executive and such other duties and responsibilities as may be assigned by the Chairman of the Board of Directors (the "Chairman") and/or the directors of the Company.

3.

Exclusivity.

(a)

Executive shall faithfully, industriously, and to the best of Executive’s ability, serve the Company, shall in all respects conform to and comply with the lawful and reasonable directions and instructions given to him by the Directors and Officers of the Company having authority over him and shall perform all duties in a professional, ethical and businesslike manner and promote and serve the interests of the Company.

(b)

Executive shall not engage in activities which would interfere significantly with his faithful performance of his duties hereunder.  Executive may engage in other professional activities or be involved in other businesses as long as they do not conflict or interfere with his ability to serve in his capacity for the Company.

4.

Compensation.

Executive shall be paid compensation during this Agreement as follows:

(a)

A base salary of $10,000.00 per month, payable in form of cash or shares of the Company’s shares as agreed upon.  This base salary may be adjusted from time to time by the Company’s board of directors or a committee of the Company’s board of directors; provided that the base salary shall not be less than the initial base salary, unless the parties mutually agree otherwise.

(b)

An incentive bonus to be determined by the Board of Directors of Company based upon Company's performance and the results achieved by Executive in his job performance.

(c)

Options, to purchase shares of Company Common Stock, such Options to accrue and to be granted in the event that Executive is employed and according to a pre-determined schedule.  The Options shall be earned and vest in Executive in accordance with a set schedule to be decided by the Board of Directors (BoD).

(d)

A per annum1 payment 2 of at least 600,000 shares of common stock  and additionally whatever the BoD may give a bonus or additional at their discretion  in exchange for the non-compete provisions contained in paragraph 7 below.

5.

Benefits.

(a)

Expense Reimbursement.  Executive shall be entitled to reimbursement for all reasonable expenses, including travel and entertainment, incurred by Executive in the performance of Executive's duties.  Executive will maintain records and receipts.

(b)

Benefit Plans.  Executive shall be entitled to participate in such employee benefit plans as Company shall establish for Executives from time to time.

6.

Rights to Work Product.

In consideration of Executive's original and continuing employment under this Agreement, it is agreed and understood that Executive shall disclose to Company all inventions, improvements, designs, information, reports, studies, other tangible or intangible material of any nature whatsoever produced or as a result of any of the services performed by Executive hereunder and all copies of any of the foregoing.  Executive hereby irrevocably grants, assigns, transfers and sets over unto Company all right, title and interest of any kind, nature or description in and to the above referenced work product and Executive shall not be entitled to make use of the work product except as may be expressly permitted in this Agreement.  Executive agrees to execute:  (i) any and all documents and; (ii) provide all such assistance, as is reasonably requested by Company in connection with the registration and protection by litigation or otherwise of any patents, copyrights, trademarks or other proprietary rights in the work product produced hereunder (including any reissues thereof).

7.

Confidential Information and Noncompetition.

(a)

Confidential Information.  Executive recognizes that the services to be performed by him/her hereunder are special, unique and extraordinary in that, by reason of his employment hereunder, he may acquire or has acquired confidential information and trade secrets concerning the operation of the Company, the use or disclosure of which could cause Company substantial loss and damages that could not be readily calculated and for which no remedy at law would be adequate.  Accordingly, in consideration of Executive's original and continued employment by Company in a capacity in which he may receive or contribute to the production of confidential information, and the payment specified in paragraph 4d above, Executive agrees and acknowledges that all tangible and intangible information obtained or developed, and in connection with the performance of this Agreement (including information developed by Executive as part of his/her performance of services) which is so designated by Company, shall be considered to be confidential and proprietary information which contains valuable business information and trade secrets of company relating to its business practices and critical to its competitive position in the marketplace.

(i)

Information publicly known that is generally employed by the trade at or after the time Executive first learns of such information, or generic information or knowledge which Executive would have learned in the course of similar employment or work elsewhere in the trade, shall not be deemed part of the company confidential information.

_________________________________________

1

Accrued from the beginning of the calendar year and payable in whole regardless of length of service for the year and at any time during the year.

2

Payable upon request.

(ii)

All notes, materials or records, of any kind, in any way incorporating or reflecting any of the Company confidential information shall belong exclusively to Company and Executive agrees to turn over all copies of such materials in his control to Company upon termination of this Agreement.

(iii)

Executive agrees during the term of this Agreement and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose or transfer any of the Company confidential information to any person or utilize any of the Company confidential information for any purpose, except in the course of his/her work for the Company.

(iv)

Executive agrees to notify Company promptly and in writing of any circumstances of which Executive has knowledge relating to any possession, use or knowledge of any portion of the Company confidential information by any unauthorized person.

(b)

No Competing Employment.  In consideration of the payment specified in paragraph 4(d) above, for  so long as Executive is employed by Company, and for one calendar year following termination of this Agreement, Executive shall not, unless he receives prior written consent from the Board of Directors, directly or indirectly, own an interest in, manage, operate, join, control, lend money or render financial or other assistance to or participate in or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any individual, partnership, firm, corporation or other business entity that materially competes with the Company.  This covenant shall survive termination of this Agreement.

(c)

No Interference.  In consideration of the payment specified in paragraph 4(d) above, during the term of this Agreement, and for one calendar year following termination of this Agreement, Executive shall not, whether for his own account or for the account of any other individual, partnership, firm, corporation, or other business organization (other than the Company), intentionally solicit, endeavor to entice away from Company or otherwise interfere with the relationship of Company with any person who is employed by or otherwise engaged to perform services for Company (including, but not limited to, any employees of Company's venture partners and independent sales representatives or organizations) or any person or entity who is, or was within the then most recent twelve (12) month period, a customer or client of the Company.  This covenant shall survive termination of this Agreement.

8.

Term and Termination.

(a)

The Initial Term of this Agreement shall commence on the effective date noted above and it shall continue in effect unless terminated by either party upon ninety (90) days written notice.

(b)

This Agreement and Executive's employment may be terminated by Company at its discretion at any time, provided that if the termination is without cause, for a period of three years following such termination, Executive shall be paid his base salary and a bonus for each of the three years equivalent in value to the bonus received in the year prior to his termination.

(c)

This Agreement may be terminated by Executive at Executive's discretion by providing at least ninety (90) days prior written notice to the Company.  In the event of termination by Executive pursuant to this subsection, Company may immediately relieve Executive of all duties and immediately terminate this Agreement, provided that company shall pay Executive the compensation Executive has earned hereunder to the termination date included in Executive's original termination notice.

(d)

In the event Company is acquired, or is the non-surviving party in a merger, or sells all or substantially all of its assets, this Agreement shall not be deemed terminated as a result thereof.

9.

Notices.

Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight deliver services:

If to Company:

View Systems, Inc.

1550 Caton Center Drive

Baltimore, MD 21227

If to Executive:

Gunther Than

22454 Hillcrest Circle

Golden, Colorado  80401

10.

Entire Agreement.

This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior proposals, understandings and all other agreement, oral or written between the parties relating to such subject matter.  Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party and not embodied herein.

11.

Headings.

Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

12.

Assignment.

(a)

By Executive.  Neither this Agreement nor any right, duty, obligation or interest hereunder may be assigned or delegated by Executive without the prior express written approval of Company, which may be withheld by Company at Company's absolute discretion.

(b)

By Company.  This Agreement and all of Company's rights and obligations hereunder may be assigned, delegated or transferred by it to (i) any venture partner of Company or to any parent, subsidiary or affiliate of any venture partner, or (ii) any business entity which at any time by merger, consolidation or otherwise acquires all or substantially all of the assets of the Company or to which Company transfers all or substantially all of its assets.  Upon such assignment, delegation or transfer, any such partner, parent, subsidiary, affiliate or other business entity shall be deemed to be substituted for all purposes as the Company hereunder.

(c)

Binding Effect.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of Company and Executive's heirs and the personal representatives of Executive's estate.

13.

Severability.

If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

14.

Miscellaneous.

(a)

This Agreement may not be modified or altered except by a written instrument executed by both parties.

(b)

The parties agree that each provision in this Agreement is deemed equally essential to each party.

(c)

The failure of either of the parties to insist upon strict performance of any of the provisions of this Agreement shall not be construed as the waiver of any subsequent default of a similar nature.

(d)

Either party shall be excused from performance and shall not be liable for any delay in deliver or for non-delivery, in whole or in part, caused by the occurrence of any contingency beyond the control of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

View Systems, Inc.

Chairman of the Board

Executive President & CEO

Dr. Martin Maassen

Gunther Than